================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 9, 2005


                          HOLLINGER INTERNATIONAL INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                 1-14164                                95-3518892
--------------------------------------------------------------------------------
         (Commission File Number)           (IRS Employer Identification No.)


           712 FIFTH AVENUE
           NEW YORK, NEW YORK                            10019
--------------------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (212) 586-5666

                                       N/A
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ADOPTION OF LONG TERM INCENTIVE PLAN

                Hollinger International Inc. (the "Company") established a long term incentive plan ("LTIP") for certain executive officers of the Company which was approved by the Board of the Company on October 25, 2005, and by the Compensation Committee and the Executive Committee of the Board on December 9, 2005, and is effective as of December 9, 2005. Pursuant to the terms of the LTIP, certain executive officers of the Company may receive awards of deferred stock units, which will be granted under the Company's 1999 Stock Incentive Plan or any successor thereto and will have such terms as may be established by the Company's Compensation Committee and set forth in a Deferred Stock Unit Award Agreement. In addition, certain executive officers of the Company may also be eligible to receive an annual award made up of a cash payment (the "Cash Payment").

                Receipt of the Cash Payment by a participating officer is subject to the Company's achievement of a performance measure at the end the three-year performance period for each annual award. This performance measure is based upon the total shareholder return on the Company's Class A Common Stock for the three-year performance period as compared to the return of the S&P 1000 (the "Index") for the same period. The Company's return has to be at or above the 50th percentile of all of the companies in the Index for an officer to earn any payout of the Cash Payment, and in such case the payout will be 50% at the 50th percentile, 100% at the 60th percentile, 200% at the 75th percentile and 250% at the 90th percentile, with the percentages determined on a ratable basis in between those levels. In the event of a change of control of the Company, payment of the Cash Payment is accelerated to, and based on performance as of, the closing date of the change in control. If the closing date of the change in control occurs before December 31, 2006, then the Company's return has to be in the 70th percentile of all of the companies in the Index for a participating officer to earn a 100% payout of the Cash Payment, and in such case the payout will be 200% at the 85th percentile and 250% at the 95th percentile.

                If before a change of control of the Company, a participating officer dies, terminates because of permanent disability, retires from the Company after attaining age 59 1/2, or is terminated by the Company without cause, any incentive award that was unvested at the time of his termination will become vested, and a prorated portion of no more than 100% of the target award, determined by taking into account the measurement period beginning on the award date and ending on date of termination, will be paid by March 15 of the year following the year of the participating officer's termination.

                Cash incentive awards become fully vested on a change of control. In addition, cash incentive awards payable after a change in control are paid without proration or the payment limitation of 100% of the target award described in the immediately preceding paragraph.

                Participating officers who are terminated by the Company without cause, or who voluntarily terminate employment for good reason following a change in control and whose awards were forfeited in connection with such termination will have their awards reinstated in the event a Change of Control Business Combination Transaction (as defined in the LTIP) occurs within six months following the participating officer's termination. This reinstatement will entitle the participating officer to receive any additional incentive award payment the participating officer would have been entitled to receive upon a Change of Control Business Combination Transaction, had the forfeiture or termination of employment not occurred.

AMENDMENTS TO FORM OF DEFERRED STOCK UNIT AGREEMENT

                On January 19, 2006, the Company amended its form of Deferred Stock Unit Agreement under the Company's 1999 Stock Incentive Plan to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"). Under the amended form of Deferred Stock Unit Agreement, if a grantee of deferred stock units is, or at any time prior to the final scheduled vesting date for the deferred stock units would become, eligible for "retirement" from the Company or any of its subsidiaries, then (i) a "Change in Control" as defined in the Deferred Stock Unit Agreement shall mean a change in the ownership or effective ownership of the Company or in the ownership of a substantial portion of the assets of the Company, all within the meaning of
Section 409A of the Code, and (ii) in the case of any deferred stock units vesting as a result of the grantee's "retirement," if the grantee is a "specified employee" within the meaning of Section 409A of the Code, such deferred stock units will not be settled in shares of the Company's Class A Common Stock until six months after the earlier of the grantee's "separation from service" within the meaning of Section 409A of the Code or the date of the grantee's death. A grantee will be eligible for "retirement" upon attaining age 59 1/2 and after serving as an employee of the Company or one of its subsidiaries for at least five continuous years. The Company has reserved the right to make any further amendments to the Deferred Stock Unit Agreement that may be required to comply with Section 409A of the Code.


ITEM 9.01       EXHIBITS

EXHIBIT NO.     EXHIBIT

   99.1         Long Term Incentive Plan.

   99.2 Form of award agreement under the Long Term Incentive Plan and of amended form of Deferred Stock Unit Agreement under the 1999 Stock Incentive Plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLINGER INTERNATIONAL INC.
                                                (Registrant)


Date:  January 25, 2006                 By:    /s/ James R. Van Horn
                                               -------------------------------
                                        Name:  James R. Van Horn
                                        Title: Vice President, General Counsel
                                               and Secretary

                                  EXHIBIT INDEX


   99.1         Long Term Incentive Plan.

   99.2 Form of award agreement under the Long Term Incentive Plan and of amended form of Deferred Stock Unit Agreement under the 1999 Stock Incentive Plan.